Exhibit 99.2
Assurant, Inc. (AIZ)
Financial Supplement as of June 30, 2005

ASSURANT, INC. AND SUBSIDIARIES
EARNINGS RELEASE SUPPLEMENT
AS OF JUNE 30, 2005
INDEX TO SUPPLEMENT

Page:
REGULATION G – NON GAAP MEASURES	1

SUMMARY FINANCIAL HIGHLIGHTS (unaudited)	2

CONSOLIDATED CONDENSED BALANCE SHEETS (unaudited)	4

RECONCILIATION OF NET OPERATING INCOME TO NET INCOME (unaudited)	5

CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS (unaudited)	6

CONDENSED SEGMENT STATEMENTS OF OPERATIONS (unaudited)	7

INVESTMENTS (unaudited)	14

INVESTMENT RESULTS BY ASSET CATEGORY & ANNUALIZED YIELDS (unaudited)	15
About Assurant:
Assurant is a premier provider of specialized insurance products and related services in North America and selected other international markets. The five key business segments – Assurant Employee Benefits; Assurant Health; Assurant Preneed; Assurant Solutions and Assurant Specialty Property – have partnered with clients who are leaders in their industries and have built leadership positions in a number of specialty insurance markets in the U.S. and selected international markets. The Assurant business segments provide creditor-placed homeowners insurance; manufactured housing homeowners insurance; debt protection administration; credit-related insurance; warranties and extended service contracts; individual health and small employer group health insurance; group dental insurance; group disability insurance; group life insurance; and pre-funded funeral insurance.
The company, which is traded on the New York Stock Exchange under the symbol AIZ, has over $20 billion in assets and $7 billion in annual revenue. Assurant has more than 12,000 employees and is headquartered in New York’s financial district.
Safe Harbor Statement:
Some of the statements included in this statistical supplement, particularly those anticipating future financial performance, business prospects, growth and operating strategies and similar matters, are forward-looking statements that involve a number of risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. For a discussion of the factors that could affect our actual results please refer to the risk factors identified from time to time in our SEC reports, posted on the Assurant website at www.assurant.com.

Regulation G – Non GAAP Measures
Assurant uses the following non-GAAP financial measures to analyze the company’s operating performance for the periods presented in the press release. Because Assurant’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing Assurant’s non-GAAP financial measures to those of other companies.
(1) Assurant uses net operating income as an important measure of the company’s operating performance. Net operating income equals net income, excluding net realized gains (losses) on investments and unusual and/or infrequent items. The company believes net operating income provides investors a valuable measure of the performance of the company’s ongoing business, because it excludes both the effect of realized gains (losses) on investments that tend to be highly variable from period to period, and those events that are unusual and/or unlikely to recur.
(2) Pro forma earnings per share has been included as a measure of operating performance. In February 2004, Assurant completed a significant capital restructuring in conjunction with its initial public offering of common stock. Pro forma earnings per share reflects earnings per share adjusted as if this capital restructuring had occurred on January 1, 2003. This restructuring included: a stock split and conversion of Class B and C shares resulting in total outstanding shares of 109,222,276; the issuance of 32,976,854 shares of Assurant common stock to Fortis Insurance N.V. in exchange for a capital contribution of $725.5 million, and the issuance of 68,976 restricted shares of Assurant common stock to certain officers and directors of the company pursuant to specific restricted stock grants. These transactions occurred subsequent to the December 31, 2003 balance sheet, but management believes that this adjusted measure provides a better indication of operating performance than the corresponding GAAP measure, earnings per share.
(3) Book value per share excluding accumulated other comprehensive income (AOCI) has been included as a measure of stockholder value. The company believes book value per share excluding AOCI provides investors a better measure of stockholder value than book value per share because it excludes the effect of unrealized gains (losses) on investments and foreign currency translation, which tend to be highly variable from period to period.
(4) Pro forma book value per share and Pro forma book value per share excluding AOCI have been included as measures of stockholder value. In February 2004, Assurant completed a significant capital restructuring in conjunction with its initial public offering of common stock. These Pro forma book value per share measures reflect book value per share adjusted as if this capital restructuring had occurred on January 1, 2003. This restructuring included: a stock split and conversion of Class B and C shares resulting in total outstanding shares of 109,222,276; the issuance of 32,976,854 shares of Assurant common stock to Fortis Insurance N.V. in exchange for a capital contribution of $725.5 million, and the issuance of 68,976 restricted shares of Assurant common stock to certain officers and directors of the company pursuant to specific restricted stock grants. These transactions occurred subsequent to the December 31, 2003 balance sheet, but management believes that these adjusted measures provide a better indication of stockholder value than the corresponding GAAP measures, book value per share and book value per share excluding AOCI.

Assurant, Inc. and Subsidiaries
Summary Financial Highlights
(Unaudited)

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
($ in thousands, except per share amounts)	2005	2004	2005	2004

Net operating income (1)	$124,973	$97,828	$240,091	$185,294

Net realized gains from investments	2,651	3,719	2,971	12,965

Loss on disposal of business	—	(6,337)	—	(6,337)

Expenses directly related to the initial and secondary public offerings	—	—	(1,040)	(2,334)

Net income	$127,624	$95,210	$242,022	$189,588

Total revenues	$1,874,303	$1,839,163	$3,736,657	$3,699,071

PER SHARE AND SHARE DATA:

Basic earnings per share
Net operating income	$0.91	$0.69	$1.73	$1.36
Net income	$0.93	$0.67	$1.74	$1.40
Weighted average of common shares outstanding — basic	137,700,163	142,196,828	138,712,723	135,859,214

Diluted earnings per share
Net operating income	$0.90	$0.69	$1.71	$1.36
Net income	$0.92	$0.67	$1.73	$1.40
Weighted average of common shares outstanding — diluted	139,019,388	142,220,994	140,030,049	135,870,936

Pro forma earnings per share (2)
Net operating income	N/A	N/A	N/A	$1.30
Net income	N/A	N/A	N/A	$1.33
Pro forma common shares outstanding	N/A	N/A	N/A	142,202,752

Assurant, Inc. and Subsidiaries
Summary Financial Highlights (continued)
(Unaudited)

	As of	As of
	June 30,	December 31,
($ in thousands, except per share amounts)	2005	2004	2003

Total assets	$24,456,763	$24,548,106	$24,056,114

Total stockholders’ equity	$3,843,422	$3,635,431	$2,632,103
Capital contribution from Fortis	—	—	725,500
Pro forma stockholders’ equity (3)	N/A	N/A	$3,357,603

Total stockholders’ equity (excluding AOCI) (4)	$3,443,873	$3,297,268	$2,313,576
Capital contribution from Fortis	—	—	725,500
Pro forma stockholders’ equity (excluding AOCI) (3)	N/A	N/A	$3,039,076

Basic book value per share	$28.19	$26.01	$24.10
Basic book value per share (excluding AOCI) (4)	$25.26	$23.59	$21.18
Shares outstanding for basic book value per share calculation	136,347,600	139,766,177	109,222,276

Diluted book value per share	$27.89	$25.99	$24.10
Diluted book value per share (excluding AOCI) (4)	$24.99	$23.57	$21.18
Shares outstanding for diluted book value per share calculation	137,783,601	139,901,760	109,222,276

Pro forma book value per share (3)	N/A	N/A	$23.61
Pro forma book value per share (excluding AOCI) (3)	N/A	N/A	$21.37
Pro forma shares outstanding	N/A	N/A	142,208,676

Debt to total capital ratio (excluding AOCI) (4)	22.4%	23.2%	43.4%
Pro forma debt to total capital ratio (excluding AOCI) (3)	N/A	N/A	24.7%

Assurant, Inc. and Subsidiaries
Consolidated Condensed Balance Sheets
(Unaudited)

	As of	As of
	June 30,	December 31,
($ in thousands)	2005	2004	2003

Assets
Investments and cash and cash equivalents	$13,059,646	$12,955,128	$12,302,585
Reinsurance recoverables	4,054,486	4,196,810	4,372,619
Goodwill	820,501	823,054	828,523
Assets held in separate accounts	3,467,215	3,717,149	3,805,058
Other assets	3,054,915	2,855,965	2,747,329

Total assets	24,456,763	24,548,106	24,056,114

Liabilities
Policyholder liability	13,589,318	13,381,936	12,840,554
Debt	971,650	971,611	1,750,000
Mandatorily redeemable preferred securities	—	—	196,224
Mandatorily redeemable preferred stock	24,160	24,160	24,160
Liabilities related to separate accounts	3,467,215	3,717,149	3,805,058
Accounts payable and other liabilities	2,560,998	2,817,819	2,808,015

Total liabilities	20,613,341	20,912,675	21,424,011

Stockholders’ equity
Equity, excluding accumulated other comprehensive income	3,443,873	3,297,268	2,313,576
Accumulated other comprehensive income	399,549	338,163	318,527

Total stockholders’ equity	3,843,422	3,635,431	2,632,103

Total liabilities and stockholders’ equity	$24,456,763	$24,548,106	$24,056,114

Assurant, Inc. and Subsidiaries
Reconciliation of Net Operating Income to Net Income
(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands, net of tax)	2005	2005	2004	2004	2004	2004	2005	2004

Assurant Solutions and Assurant Specialty Property	$58,562	$54,770	$44,563	$2,974	$38,568	$40,053	$113,332	$78,621
Assurant Health	49,367	49,673	33,744	47,900	39,935	36,708	99,040	76,643
Assurant Employee Benefits	9,812	16,379	19,967	14,967	14,026	13,250	26,191	27,276
Assurant Preneed	12,840	6,956	8,698	8,942	10,139	6,456	19,796	16,595
Corporate and other	(3,314)	(10,417)	(19,857)	(1,195)	(3,818)	(10,412)	(13,731)	(14,230)
Amortization of deferred gain on disposal of businesses	7,660	7,711	9,318	9,450	9,270	9,423	15,371	18,693
Interest expense	(9,954)	(9,954)	(9,955)	(9,819)	(10,292)	(8,012)	(19,908)	(18,304)

Net operating income	124,973	115,118	86,478	73,219	97,828	87,466	240,091	185,294

Adjustments:
Net realized gains (losses) on investments	2,651	320	1,210	1,625	3,719	9,246	2,971	12,965
Loss on disposal of business	—	—	—	—	(6,337)	—	—	(6,337)
Expenses directly related to the initial and secondary public offerings	—	(1,040)	(1,560)	—	—	(2,334)	(1,040)	(2,334)

Net income (loss)	$127,624	$114,398	$86,128	$74,844	$95,210	$94,378	$242,022	$189,588

Assurant, Inc. and Subsidiaries
Consolidated Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands)	2005	2005	2004	2004	2004	2004	2005	2004

Revenues:
Net earned premiums and other considerations	$1,623,239	$1,631,894	$1,638,612	$1,603,548	$1,615,473	$1,625,238	$3,255,133	$3,240,711
Net investment income	177,018	164,200	163,263	160,034	157,628	153,824	341,218	311,452
Net realized gains (losses) on investments	4,079	492	1,861	2,501	5,722	14,224	4,571	19,946
Loss on disposal of business	—	—	—	—	(9,232)	—	—	(9,232)
Amortization of deferred gain on disposal of businesses	11,784	11,863	14,334	14,539	14,262	14,497	23,647	28,759
Fees and other income	58,183	53,905	60,024	52,925	55,310	52,125	112,088	107,435

	1,874,303	1,862,354	1,878,094	1,833,547	1,839,163	1,859,908	3,736,657	3,699,071

Benefits, losses and expenses:
Policyholder benefits	924,011	943,524	950,821	976,934	943,049	968,965	1,867,535	1,912,014
Selling, underwriting, general and administrative expenses	746,879	726,793	772,090	732,252	736,236	735,856	1,473,672	1,472,092
Interest expense	15,314	15,314	15,314	15,107	15,834	12,326	30,628	28,160

	1,686,204	1,685,631	1,738,225	1,724,293	1,695,119	1,717,147	3,371,835	3,412,266

Income (loss) before income taxes	188,099	176,723	139,869	109,254	144,044	142,761	364,822	286,805
Income tax expense (benefit)	60,475	62,325	53,741	34,410	48,834	48,383	122,800	97,217

Net income (loss)	$127,624	$114,398	$86,128	$74,844	$95,210	$94,378	$242,022	$189,588

Share repurchase program:
Shares repurchased	2,797,500	710,000	1,056,400	1,355,100	N/A	N/A	3,507,500	N/A
Average repurchase price per share	$34.32	$34.16	$26.08	$26.00	N/A	N/A	$34.29	N/A
Repurchase price	$96,006	$24,252	$27,552	$35,234	N/A	N/A	$120,258	N/A

AIZ Closing stock price (NYSE)	$36.10	$33.70	$30.55	$26.00	$26.38	$25.15	$36.10	$33.70

Investment yield (1)	5.63%	5.51%	5.55%	5.56%	5.57%	5.43%	5.57%	5.48%

(1)	The investment yields for the three months and six months ending June 30, 2005 exclude $9,409 of investment income realized from a real estate partnership.

Assurant Solutions and Assurant Specialty Property
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands)	2005	2005	2004	2004	2004	2004	2005	2004

Revenues:
Net earned premiums and other considerations	$636,688	$615,247	$612,226	$602,720	$610,630	$623,065	$1,251,935	$1,233,695
Net investment income	52,262	48,165	47,123	48,201	44,868	44,759	100,427	89,627
Fees and other income	40,938	36,103	40,186	38,505	35,818	29,207	77,041	65,025

	729,888	699,515	699,535	689,426	691,316	697,031	1,429,403	1,388,347

Benefits, losses and expenses:
Policyholder benefits	221,473	203,265	211,552	272,088	220,215	231,576	424,738	451,791
Selling, underwriting, general and administrative expenses	420,797	414,589	423,623	413,840	414,387	406,550	835,386	820,937

	642,270	617,854	635,175	685,928	634,602	638,126	1,260,124	1,272,728

Income before income taxes	87,618	81,661	64,360	3,498	56,714	58,905	169,279	115,619
Income tax expense	29,056	26,891	19,797	524	18,146	18,852	55,947	36,998

Net operating income	$58,562	$54,770	$44,563	$2,974	$38,568	$40,053	$113,332	$78,621

Net earned premiums and other considerations by major product groupings:
Assurant Specialty Property	$207,723	$201,118	$190,803	$202,336	$192,755	$182,981	$408,841	$375,736
Assurant Solutions	428,965	414,129	421,423	400,384	417,875	440,084	843,094	857,959

Total	$636,688	$615,247	$612,226	$602,720	$610,630	$623,065	$1,251,935	$1,233,695

Gross written premiums for selected product groupings:
Domestic Credit	$194,667	$190,718	$200,303	$204,586	$211,642	$236,480	$385,385	$448,122
International Credit	$157,449	$162,747	$170,491	$155,586	$139,978	$128,591	$320,196	$268,569
Domestic extended service contracts	$241,035	$253,249	$247,305	$238,030	$211,684	$263,333	$494,284	$475,017
International extended service contracts	$50,593	$47,570	$39,704	$11,604	$11,098	$10,697	$98,163	$21,795
Specialty Property Solutions	$341,298	$299,357	$315,886	$335,681	$320,717	$303,073	$640,655	$623,790

Investment yield	5.28%	4.87%	4.79%	4.97%	4.73%	4.74%	5.07%	4.71%

Assurant Health
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands)	2005	2005	2004	2004	2004	2004	2005	2004

Revenues:
Net earned premiums and other considerations	$544,294	$549,526	$557,825	$563,165	$559,361	$550,947	$1,093,820	$1,110,308
Net investment income	17,170	17,705	17,365	16,874	16,716	16,947	34,875	33,663
Fees and other income	10,270	10,331	9,882	8,436	11,035	9,355	20,601	20,390

	571,734	577,562	585,072	588,475	587,112	577,249	1,149,296	1,164,361

Benefits, losses and expenses:
Policyholder benefits	333,101	345,368	357,751	350,188	358,729	356,115	678,469	714,844
Selling, underwriting, general and administrative expenses	163,385	156,763	176,645	165,108	167,753	165,401	320,148	333,154

	496,486	502,131	534,396	515,296	526,482	521,516	998,617	1,047,998

Income before income taxes	75,248	75,431	50,676	73,179	60,630	55,733	150,679	116,363
Income tax expense	25,881	25,758	16,932	25,279	20,695	19,025	51,639	39,720

Net operating income	$49,367	$49,673	$33,744	$47,900	$39,935	$36,708	$99,040	$76,643

Net earned premiums and other considerations:
Individual:
Individual medical	$290,047	$287,312	$284,248	$280,056	$272,593	$263,972	$577,360	$536,565
Short-term medical	28,115	25,876	27,452	30,754	28,722	27,655	53,990	56,377

Subtotal	318,162	313,188	311,700	310,810	301,315	291,627	631,350	592,942
Small employer group	226,132	236,338	246,125	252,355	258,046	259,320	462,470	517,366

Total	$544,294	$549,526	$557,825	$563,165	$559,361	$550,947	$1,093,820	$1,110,308

Assurant Health (continued)
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands)	2005	2005	2004	2004	2004	2004	2005	2004

Sales (Annualized issued premiums):
Individual:
Individual medical	$68,137	$76,389	$74,743	$82,546	$89,290	$98,215	$144,526	$187,505
Short-term medical	31,566	28,716	25,942	33,430	29,195	28,829	60,282	58,024

Subtotal	99,703	105,105	100,685	115,976	118,485	127,044	204,808	245,529
Small employer group	41,211	45,486	39,826	49,285	66,728	77,970	86,697	144,698

Total	$140,914	$150,591	$140,511	$165,261	$185,213	$205,014	$291,505	$390,227

Membership by product line:
Individual:
Individual medical	662	671	675	677	673	657	662	673
Short-term medical	129	116	107	130	137	129	129	137

Subtotal	791	787	782	807	810	786	791	810
Small employer group	287	308	333	348	367	375	287	367

Total	1,078	1,095	1,115	1,155	1,177	1,161	1,078	1,177

Ratios:
Loss ratio (a)	61.2%	62.8%	64.1%	62.2%	64.1%	64.6%	62.0%	64.4%
Expense ratio (b)	29.5%	28.0%	31.1%	28.9%	29.4%	29.5%	28.7%	29.5%
Combined ratio (c)	89.5%	89.7%	94.1%	90.1%	92.3%	93.1%	89.6%	92.7%

Investment yield	5.23%	5.44%	5.48%	5.40%	5.33%	5.50%	5.42%	5.50%

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.

(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.

(c)	The combined ratio is equal to total benefits, losses and expenses divided by net earned premiums and other considerations and fees and other income.

Assurant Employee Benefits
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands)	2005	2005	2004	2004	2004	2004	2005	2004

Revenues:
Net earned premiums and other considerations	$316,420	$345,922	$343,782	$305,827	$309,159	$318,044	$662,342	$627,203
Net investment income	38,274	37,983	39,063	37,496	37,437	35,722	76,257	73,159
Fees and other income	6,993	6,189	6,777	5,411	6,734	10,384	13,182	17,118

	361,687	390,094	389,622	348,734	353,330	364,150	751,781	717,480

Benefits, losses and expenses:
Policyholder benefits	241,537	267,738	252,984	224,083	228,842	244,326	509,275	473,168
Selling, underwriting, general and administrative expenses	105,027	97,017	106,037	101,618	102,737	99,345	202,044	202,082

	346,564	364,755	359,021	325,701	331,579	343,671	711,319	675,250

Income before income taxes	15,123	25,339	30,601	23,033	21,751	20,479	40,462	42,230
Income tax expense	5,311	8,960	10,634	8,066	7,725	7,229	14,271	14,954

Net operating income	$9,812	$16,379	$19,967	$14,967	$14,026	$13,250	$26,191	$27,276

Net earned premiums and other considerations by:
Major product grouping:
Group dental	$128,323	$128,242	$130,561	$128,232	$130,453	$131,267	$256,565	$261,720
Group disability single premiums for closed blocks	—	26,700	27,935	—	—	13,103	26,700	13,103
All other group disability	123,078	124,777	123,928	115,770	114,986	110,701	247,855	225,687
Group life	65,019	66,203	61,358	61,825	63,720	62,973	131,222	126,693

Total	$316,420	$345,922	$343,782	$305,827	$309,159	$318,044	$662,342	$627,203

Assurant Employee Benefits (continued)
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands)	2005	2005	2004	2004	2004	2004	2005	2004

Sales:
Group dental	$18,187	$41,757	$28,063	$27,508	$17,558	$45,935	$59,944	$63,493
Group disability	12,485	17,702	10,491	10,983	8,700	13,876	30,187	22,576
Group life	10,666	17,920	9,716	9,456	15,055	12,959	28,586	28,014

Total	$41,338	$77,379	$48,270	$47,947	$41,313	$72,770	$118,717	$114,083

Ratios:
Loss ratio (a)	76.3%	77.4%	73.6%	73.3%	74.0%	76.8%	76.9%	75.4%
Expense ratio (b)	32.5%	27.6%	30.2%	32.6%	32.5%	30.2%	29.9%	31.4%

Investment yield	6.14%	6.12%	6.40%	6.13%	6.15%	6.01%	6.17%	6.06%

(a)	The loss ratio is equal to policyholder benefits divided by net earned premiums and other considerations.

(b)	The expense ratio is equal to selling, underwriting and general expenses divided by net earned premiums and other considerations and fees and other income.

Assurant Preneed
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands)	2005	2005	2004	2004	2004	2004	2005	2004

Revenues:
Net earned premiums and other considerations	$125,837	$121,199	$124,779	$131,836	$136,323	$133,182	$247,036	$269,505
Net investment income	62,688	53,012	52,672	50,982	52,469	50,177	115,700	102,646
Fees and other income	(196)	1,179	3,295	(20)	1,494	2,041	983	3,535

	188,329	175,390	180,746	182,798	190,286	185,400	363,719	375,686

Benefits, losses and expenses:
Policyholder benefits	127,900	127,153	128,534	130,575	135,263	136,948	255,053	272,211
Selling, underwriting, general and administrative expenses	40,732	37,531	39,729	38,854	39,390	38,513	78,263	77,903

	168,632	164,684	168,263	169,429	174,653	175,461	333,316	350,114

Income before income taxes	19,697	10,706	12,483	13,369	15,633	9,939	30,403	25,572
Income tax expense	6,857	3,750	3,785	4,427	5,494	3,483	10,607	8,977

Net operating income	$12,840	$6,956	$8,698	$8,942	$10,139	$6,456	$19,796	$16,595

Net earned premiums and other considerations by channel:
AMLIC	$64,299	$64,589	$61,738	$69,362	$70,379	$71,668	$128,888	$142,047
Independent — United States	55,353	50,859	57,867	57,701	61,190	57,418	106,212	118,608
Independent — Canada	6,185	5,751	5,174	4,773	4,754	4,096	11,936	8,850

Total	$125,837	$121,199	$124,779	$131,836	$136,323	$133,182	$247,036	$269,505

Life and annuity sales by channel:
AMLIC	$73,524	$71,370	$63,806	$74,774	$78,729	$77,399	$144,894	$156,128
Independent — United States	49,486	43,552	50,937	51,544	57,273	54,869	93,038	112,142
Independent — Canada	22,255	18,097	23,278	15,998	18,671	14,919	40,352	33,590

Total	$145,265	$133,019	$138,021	$142,316	$154,673	$147,187	$278,284	$301,860

Investment yield (1)	6.18%	6.23%	6.35%	6.29%	6.47%	6.27%	6.22%	6.46%

(1)	The investment yields for the three months and six months ending June 30, 2005 exclude $9,409 of investment income realized from a real estate partnership.

Assurant Corporate and Other
Condensed Statement of Operations
(Unaudited)

	For the Three Months Ended						For the Six Months Ended
	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	June 30,	June 30,
($ in thousands, except for shares and per share amounts)	2005	2005	2004	2004	2004	2004	2005	2004

Revenues:
Net earned premiums and other considerations	$—	$—	$—	$—	$—	$—	$—	$—
Net investment income	6,624	7,335	7,040	6,481	6,138	6,219	13,959	12,357
Net realized gains (losses) on investments	4,079	492	1,861	2,501	5,722	14,224	4,571	19,946
Loss on disposal of business	—	—	—	—	(9,232)	—	—	(9,232)
Amortization of deferred gain on disposal of businesses	11,784	11,863	14,334	14,539	14,262	14,497	23,647	28,759
Fees and other income	178	103	(116)	593	229	1,138	281	1,367

	22,665	19,793	23,119	24,114	17,119	36,078	42,458	53,197

Benefits, losses and expenses:
Policyholder benefits	—	—	—	—	—	—	—	—
Selling, underwriting, general and administrative expenses	16,938	20,893	26,056	12,832	11,969	26,047	37,831	38,016
Interest expense	15,314	15,314	15,314	15,107	15,834	12,326	30,628	28,160
Interest premium on redemption of mandatorily redeemable preferred securities	—	—	—	—	—	—	—	—

	32,252	36,207	41,370	27,939	27,803	38,373	68,459	66,176

Income (loss) before income taxes	(9,587)	(16,414)	(18,251)	(3,825)	(10,684)	(2,295)	(26,001)	(12,979)
Income tax expense (benefit)	(6,630)	(3,034)	2,593	(3,886)	(3,226)	(206)	(9,664)	(3,432)

Net operating income (loss)	$(2,957)	$(13,380)	$(20,844)	$61	$(7,458)	$(2,089)	$(16,337)	$(9,547)

Assurant, Inc. and Subsidiaries
Investments
(Unaudited)

	As of		As of
	June 30,		December 31,
($ in thousands)	2005		2004

Investments by Type
Fixed maturities: available-for-sale, at fair value	$9,426,470		$9,122,902
Equity Securities: available-for-sale
Preferred stocks	568,518		518,815
Common stocks	1,432		2,067
Commercial mortgage loans on real estate, at amortized cost	1,105,074		1,053,872
Policy loans	63,994		64,886
Cash and short-term investments	756,091		1,107,175
Collateral held under securities lending	581,942		535,331
Other investments	556,125		550,080

Total	$13,059,646		$12,955,128

Fixed Maturity Securities by Credit Quality (Fair Value)
Aaa / Aa / A	$6,650,027	71%	$6,293,768	70%
Baa	2,201,405	23%	2,288,052	25%
Ba	445,014	5%	403,975	4%
B	109,859	1%	99,858	1%
Caa and lower	20,064	0%	36,907	0%
In or near default	101	0%	342	0%

Total	$9,426,470	100%	$9,122,902	100%

Fixed Maturity Securities by Issuer Type (Fair Value)
U.S government and government agencies and authorities	$1,430,517	15%	$1,232,396	14%
State, municipalities and political subdivisions	220,280	2%	211,576	2%
Foreign government	558,811	6%	520,646	6%
Public utilities	1,099,562	12%	1,082,725	12%
All other corporate bonds	6,117,300	65%	6,075,559	66%

Total	$9,426,470	100%	$9,122,902	100%

Assurant, Inc.
Investment Results by Asset Category and Annualized Yields
(Unaudited)

	For the Three Months Ended June 30, 2005			For the Three Months Ended June 30, 2004			For the Six Months Ended June 30, 2005			For the Six Months Ended June 30, 2004
		Investment	Investment		Investment	Investment		Investment	Investment		Investment	Investment
($ in thousands)	Yield	Income	Gain (Loss)	Yield	Income	Gain (Loss)	Yield	Income	Gain (Loss)	Yield	Income	Gain (Loss)

Fixed maturities: available-for-sale, at fair value	5.71%	$126,279	$(3,628)	5.90%	$122,675	$2,626	5.76%	$251,948	$(3,342)	5.83%	$241,926	$16,528
Equity Securities: available-for-sale	6.89%	9,528	(1,168)	7.07%	9,200	(42)	6.84%	18,374	(890)	7.18%	17,454	638
Commercial mortgage loans on real estate, at amortized cost	7.40%	19,866	(570)	8.09%	19,936	88	7.34%	39,623	(995)	8.12%	39,155	—
Policy loans	5.24%	839	—	7.25%	1,240	—	6.03%	1,944	—	6.48%	2,210	—
Cash and short-term investments	2.52%	5,264	(1)	0.61%	1,454	(7)	2.30%	10,691	(3)	0.68%	3,666	—
Other investments	15.74%	21,572	9,446	8.48%	10,401	3,057	11.20%	30,978	9,801	8.44%	20,115	2,780

Total		183,348	$4,079		164,906	$5,722		353,558	$4,571		324,526	$19,946
Investment expenses		(6,330)			(7,278)			(12,340)			(13,074)

Net investment income		$177,018			$157,628			$341,218			$311,452

Gross investment gain			$20,262			$13,289			$28,429			$32,707
Gross investment loss			(15,968)			(7,567)			(23,643)			(11,944)
Write-downs on available-for-sale securities			(215)			—			(215)			(817)

Net investment gain (loss)			$4,079			$5,722			$4,571			$19,946